Ballantyne STRONG™

NYSE American: BTN

THIRD QUARTER 2021 RESULTS

BALLANTYNE STRONG AT A GLANCE

EXCHANGE:	**NYSE American BTN**
COMMON SHARES:	**18.5M[1]**
MARKET CAP:	**$59M[1]**
CLOSING SHARE PRICE:	**$3.19[1]**

Leader in Entertainment

- **Trusted brand** deeply embedded in global entertainment industry
- **Largest** premium screen provider in North America
- **Innovator** in immersive screen technology
- **IMAX & Cinemark** global supplier
- **Leader** in cinema managed services with **100%** service coverage across the United States

Equity Holdings

- **GreenFirst Forest Products, Inc.** (TSXV: GFP)
  Market Cap ~$233 USD[1]
- **FG Financial Group, Inc.** (Nasdaq: FGF)
  Market Cap ~$24M[1]
- **Firefly Systems, Inc.** (Private)

[1]As of 11.8.21

Ballantyne STRONG

BUSINESS HIGHLIGHTS

STRONG ENTERTAINMENT

EQUITY HOLDINGS

FINANCIAL REVIEW

APPENDIX

Q3 HIGHLIGHTS

CONSOLIDATED RESULTS:

- Q3 revenue increased 10%
- Operating income nearing breakeven
- Higher margin revenue composition; expense management driving improved operating results

STRONG ENTERTAINMENT:

- Returned to positive operating income and Adjusted EBITDA as cinemas rebound
- Service revenues increased 43% and revenue from recurring contracts increased 41% from prior year
- Eclipse immersive screen division on target to double revenues by year end

EQUITY HOLDINGS:

- GreenFirst Forest Products Inc. completed acquisition of lumber assets of Rayonier Advanced Materials Inc.; BTN invested $8.3 million, increasing its holdings from 7 million shares to 15 million shares
- FG Financial's SPAC Investment Aldel Financial announced merger agreement with Hagerty
- Firefly revenues have been accelerating and they have succeeded in raising additional growth capital

WELL-POSITIONED FOR LONG-TERM SUCCESS

Largest Premium Screen Provider in North America with 65% market share

Global Supplier Agreements with IMAX & Cinemark

Leader in Cinema Management Services with 100% Service Coverage Across the U.S.

Eclipse Immersive Screen Division Creating New Opportunities

Trusted brand deeply embedded in the global entertainment industry

BLOCKBUSTERS DRIVING CINEMA RECOVERY

- **Cinema resurgence continues in Q4** with highly anticipated releases such as *Eternals, Ghostbusters, West Side Story, Spider-Man, and Matrix Resurrections*
- **Unprecedented backlog** of releases slated for 2022
- **IMAX strong box office performance:** September was above 2019 level[1]; October broke all-time October record[1]
- **Cinemark announced** that *Venom: Let There Be Carnage was* its **best October opening ever**[2]


KUMAIL NANJIANI
LIA McHUGH
BRIAN TYREE HENRY
LAUREN RIDLOFF
BARRY KEOGHAN
DON LEE
WITH KIT HARINGTON
WITH SALMA HAYEK
AND ANGELINA JOLIE
ETERNALS
IN THEATERS NOVEMBER 5


MARVEL STUDIOS
SPIDER-MAN
No Way Home

[1] Q3 2021 Earnings Results
[2] businesswire, 10.31.21



GROWTH OPPORTUNITIES IN CINEMA & NON-CINEMA

- Strong Entertainment’s proprietary paints and coatings are being used in **immersive attractions** such as the Illuminarium in Atlanta and the Van Gogh exhibit now traveling the U.S.

- Strong/MDI screens and coatings are the most compatible with **next generation laser projection**
  - Recently announced partnership with Cinionic, the world’s leading provider of laser cinema solutions

- Eclipse’s 360º screens and custom frames are used in **theme parks**, **exhibitions**, and **military simulations**



ECLIPSE IMMERSIVE SCREEN

REVENUES ON TARGET TO DOUBLE IN 2021

Applications include:

- Theme Park Rides
- Flying Theaters
- Museums
- Military Training Simulators

STRONG DEMAND FOR TECHNICAL SERVICES

- Cinemas moving to outsourced services model, driving demand; expect trend will accelerate into 2022
- Expect further increased demand as theaters begin to upgrade their systems to laser projection; upgrade cycle should continue through decade
- Exclusive multi-year nationwide managed services agreement with Marcus Theaters

Service Revenue Increased 43% YoY


Q3 20
$1.4M
Q3 21
$2.0M

Recurring Revenue Increased 41% YoY


Q3 20
$0.7M
Q3 21
$1.0M

Ballantyne STRONG

BREAKING BOUNDARIES

Strong/MDI & IMAX Produce Largest IMAX Screen in the World


IMAX

BUSINESS HIGHLIGHTS

STRONG ENTERTAINMENT

EQUITY HOLDINGS

FINANCIAL REVIEW

APPENDIX

GREENFIRST FOREST PRODUCTS (TSXV:GFP)

~9% shareholder; ~$233M (USD) Market Cap[1]

- **GreenFirst completed acquisition** of Rayonier forest and paper product assets including 6 lumber mills and one newsprint mill for US$235 million[2]
- **Transformative acquisition** establishes GreenFirst as a top-ten lumber producer in Canada
- **BTN invested $8.3 million**, increasing holdings from 7 million to 15 million shares
- **BTN recognized an unrealized gain** on investment (mark-to-market) of $8.4 million (pre-tax)

[1] As of 11.8.21
[2] GreenFirst press release 8.30.21

FG FINANCIAL GROUP (NASDAQ: FGF, FGFPP)

~18% shareholder; $24M Market Cap[1]

FG

Growing Reinsurance & SPAC Platform

- Subsequent to quarter, FG **completed $2.6M public offering** of common stock
- FG recently **commenced rights offering**; BTN intends to participate

SPAC Platform Highlights:

- FG New America Acquisition Corp. (FGNA) **completed business combination with OppFi**; common stock and warrants now trading on the NYSE under "OPFI" and "OPFI WS," respectively
- Aldel Financial **announced merger agreement with Hagerty**, an automotive enthusiast brand offering a specialty automotive insurance platform

[1] As of 11.8.21

FIREFLY

Preferred shares valued at $13M[1]

- BTN is one of their largest shareholders with Google Ventures and NFX
- **Fast growing street-level digital media network** using dynamic media on taxis and rideshare vehicles
- *eMarketer* predicts that digital out-of-home (DOOH) spending will increase from $2.72 billion in 2020 to **$3.84 billion in 2023[2]**
- **Revenues have been accelerating** and they have succeeded in raising additional growth capital


FIREFLY
FIREFLY

[1] As of 11.8.21
[2] Fast Company, 10.6.21

BUSINESS HIGHLIGHTS

STRONG ENTERTAINMENT

EQUITY HOLDINGS

FINANCIAL REVIEW

APPENDIX

CONSOLIDATED Q3 2021 SUMMARY

($ in thousands)

	Quarters Ended September 30,			
	2021	2020	Favorable (Unfavorable)	Favorable (Unfavorable) %
Ballantyne Strong (Consolidated)				
Revenue	$ 6,116	$ 5,561	$ 555	10.0%
Gross profit	2,448	1,164	1,284	110.3%
Gross margin %	40.0%	20.9%	19.1%	
SG&A	2,566	2,604	38	1.5%
Loss from operations	(118)	(1,458)	1,340	91.9%
Unrealized gain on investments	8,376	-	8,376	100.0%
Realized gain on investments	1,689	-	1,689	100.0%
Net income (loss) from continuing operations	7,086	(63)	7,149	n/m
Adjusted EBITDA*	(173)	(916)	743	81.1%

- Revenue and operating results continued to improve as industry recovers
- Employee retention credit favorably impacted margins and operating results $0.6M
- Realized and unrealized gains on investments contributed to net income

*See Non-GAAP reconciliation to GAAP equivalent in appendix

STRONG ENTERTAINMENT Q3 2021 TREND

($ in thousands)

	Q2-FY20	Q3-FY20	Q4-FY20	Q1-FY21	Q2-FY21	Q3-FY21
Strong Entertainment						
Revenue	$ 2,467	$ 5,260	$ 5,587	$ 4,472	$ 5,828	$ 5,822
Gross profit	47	889	1,877	889	2,386	2,154
Gross margin %	1.9%	16.9%	33.6%	19.9%	40.9%	37.0%
SG&A	525	968	948	1,136	1,017	1,126
(Loss) income from operations	(478)	(79)	896	(247)	1,369	1,028
Adjusted EBITDA*	(168)	133	1,035	(81)	497	641

- Revenue increase YoY as industry recovery continues and Eclipse screen sales grow, partially offset by large equipment purchase in prior year
- Gross profit and operating income improvements due to higher revenue and continued cost management
- Q2 2021 operating income includes $1.1M benefit from employee retention credit; Q3 2021 operating income includes $0.5M benefit from employee retention credit

*See Non-GAAP reconciliation to GAAP equivalent in appendix

Ballantyne STRONG

STRONG ENTERTAINMENT TREND

($ in thousands)

	FY 2018	FY 2019	FY 2020	TTM Q3-FY21
Strong Entertainment				
Revenue	$ 43,875	$ 36,874	$ 20,629	$ 21,709
Gross profit	14,710	12,159	4,646	7,306
Gross margin %	33.5%	33.0%	22.5%	33.7%
SG&A	4,297	5,425	4,612	4,227
Income from operations	10,407	6,665	2	3,046
Adjusted EBITDA*	11,329	8,329	898	2,092

- TTM Q3 2021 operating results and profitability improvement due to higher margin sales and cost control efforts
- FY2020 revenue and operating results significantly impacted by COVID-19
- FY2019 revenue and operating results negatively impacted temporary production disruption resulting from the roof damage in our Quebec facility

*See Non-GAAP reconciliation to GAAP equivalent in appendix

Ballantyne STRONG

BALANCE SHEET

($ in thousands)

	9/30/2021	12/31/2020
Assets		
Cash and cash equivalents and restricted cash	$ 10,522	$ 4,787
Other current assets	13,099	9,274
Goodwill and intangible assets	1,069	1,291
Investments	37,341	20,167
Assets of discontinued operations	--	10,120
Other long-term assets	11,846	9,860
Total assets	**$ 73,877**	**$ 55,499**
Liabilities		
Accounts payable & accrued expenses	$ 5,315	$ 4,899
Short-term debt	3,201	3,299
Short-term lease liabilities	563	1,634
Long-term lease liabilities	3,408	4,908
Liabilities of discontinued operations	--	7,967
Other liabilities	9,297	5,726
Total liabilities	**$ 21,784**	**$ 28,433**
Stockholders' equity	**$ 52,093**	**$ 27,066**
Total liabilities and stockholders' equity	**$ 73,877**	**$ 55,499**

IN SUMMARY

- ✓ Strong Entertainment positioned well with multiple growth drivers
- ✓ Investment portfolio performing well
- ✓ Strong balance sheet
- ✓ Focused on long-term capital deployment

FORWARD LOOKING STATEMENTS AND NON-GAAP MEASURES

This presentation may include forward-looking statements. Any statements contained herein regarding our strategy, future operations, financial position, future revenues, projected costs, prospects, plans and objectives of management, other than statements of historical facts, are forward-looking statements. The forward-looking statements included herein include or may include, but are not limited to, statements that are predictive in nature, depend upon or refer to future events or conditions, or use or contain words, terms, phrases, or expressions such as “achieve,” “forecast,” “plan,” “propose,” “strategy,” “envision,” “hope,” “will,” “continue,” “potential,” “expect,” “believe,” “anticipate,” “project,” “estimate,” “predict,” “intend,” “should,” “could,” “may,” “might,” or similar words, terms, phrases, or expressions or the negative of any of these terms. Any statements in this presentation that are not based upon historical fact are forward-looking statements and represent our best judgment as to what may occur in the future. Forward-looking statements involve a number of known and unknown risks and uncertainties, including, but not limited to, those discussed in the “Risk Factors” section contained in Part I, Item 1A in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 as filed with the Securities and Exchange Commission. Given the risks and uncertainties, readers should not place undue reliance on any forward-looking statement and should recognize that the statements are predictions of future results which may not occur as anticipated. New risk factors emerge from time-to-time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such factors on the Company’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Except where required by law, the Company assumes no obligation to update, withdraw or revise any forward-looking statements to reflect actual results or changes in factors or assumptions affecting such forward-looking statements.

This presentation also contains references to non-GAAP financial measures. In addition to adjusting net income (loss) to exclude income taxes, interest, and depreciation and amortization, Adjusted EBITDA also excludes stock-based compensation, severance, equity method income (loss), foreign currency transaction gains (losses), transactional expenses and other cash and non-cash charges and gains. Adjusted EBITDA is used internally in planning and evaluating the Company's operating performance. Accordingly, management believes that disclosure of these metrics offers investors, bankers and other stakeholders an additional view of the Company's operations that, when coupled with the GAAP results, provides a more complete understanding of the Company's financial results. Adjusted EBITDA should not be considered as an alternative to net loss or to net cash used in operating activities as measures of operating results or liquidity. Our calculation of Adjusted EBITDA may not be comparable to similarly titled measures used by other companies, and the measures exclude financial information that some may consider important in evaluating the Company's performance. Adjusted EBITDA has limitations as analytical tools, and you should not consider it in isolation, or as substitutes for analysis of our results as reported under GAAP, including: (i) it does not reflect our cash expenditures, or future requirements for capital expenditures or contractual commitments, (ii) it does not reflect changes in, or cash requirements for, our working capital needs, (iii) it does not reflect interest expense, or the cash requirements necessary to service interest or principal payments, on our debt, (iv) although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and Adjusted EBITDA does not reflect any cash requirements for such replacements, (v) it does not adjust for all non-cash income or expense items that are reflected in our statements of cash flows, (vi) it does not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations, and (vii) other companies in our industry may calculate these measures differently than we do, limiting their usefulness as comparative measures.

BUSINESS HIGHLIGHTS

STRONG ENTERTAINMENT

EQUITY HOLDINGS

FINANCIAL REVIEW

APPENDIX

RECONCILIATION OF CONSOLIDATED NET INCOME TO ADJUSTED EBITDA

($ in thousands)

	Consolidated	
	Three Months Ended September 30,	
	2021	2020
Net income	$ 7,086	$ 5,646
Net income from discontinued operations	-	(5,710)
Net income (loss) from continuing operations	7,086	(64)
Interest expense, net	7	109
Income tax expense	2,696	614
Depreciation and amortization	345	272
EBITDA	10,134	931
Stock-based compensation expense	213	239
Equity method investment loss	323	460
Realized gain on investments	(1,689)	-
Unrealized gain on investments	(8,376)	-
Foreign currency transaction (income) loss	(162)	172
Employee retention credit	(617)	-
Gain on property and casualty insurance recoveries	-	(2,736)
Loss on disposal of assets and impairment charges	-	18
Adjusted EBITDA	$ (174)	$ (916)

Ballantyne STRONG

RECONCILIATION OF STRONG ENTERTAINMENT NET INCOME (LOSS) TO ADJUSTED EBITDA

($ in thousands)

	Strong Entertainment					
	Quarters Ended					
	Q2 - 2020	Q3 - 2020	Q4 - 2020	Q1 - 2021	Q2 - 2021	Q3 - 2021
Net (loss) income	$ (865)	$ 1,939	$ 401	$ (608)	$ 641	$ 7,685
Interest expense, net	34	24	22	24	36	25
Income tax expense	78	488	222	63	17	2,327
Depreciation and amortization	231	226	183	236	235	216
EBITDA	(522)	2,677	828	(285)	929	10,253
Equity method investment loss	69	20	89	353	383	414
Realized gain on investments	-	-	-	-	-	(1,689)
Unrealized gain on investments	-	-	-	-	-	(7,648)
Loss on disposal of assets and impairment charges	-	-	33	-	-	-
Foreign currency transaction loss (income)	304	172	343	(16)	234	(162)
Employee retention credit	-	-	-	-	(1,049)	(527)
Gain on property and casualty insurance recoveries	(97)	(2,736)	(258)	(148)	-	-
Severance and other	78	-	-	15	-	-
Adjusted EBITDA	$ (168)	$ 133	$ 1,035	$ (81)	$ 497	$ 641

RECONCILIATION OF STRONG ENTERTAINMENT NET INCOME TO ADJUSTED EBITDA

($ in thousands)

	Strong Entertainment			
	FY 2018	FY 2019	FY 2020	TTM Q3 2021
Net income	$ 8,834	$ 2,387	$ 1,319	$ 8,119
Interest expense, net	72	140	112	107
Income tax expense	1,925	2,148	1,075	2,629
Depreciation and amortization	892	896	870	870
EBITDA	11,723	5,571	3,376	11,725
Equity method investment loss	1,233	779	226	1,239
Realized gain on investments	-	-	-	(1,689)
Unrealized gain on investments	-	-	-	(7,648)
Loss on disposal of assets and impairment charges	6	69	33	33
Foreign currency transaction (income) loss	(483)	288	292	399
Employee retention credit	-	-	-	(1,576)
Fair value adjustment to notes receivable	(1,150)	2,857	-	-
Gain on property and casualty insurance recoveries	-	(1,235)	(3,107)	(406)
Severance and other	-	-	78	15
Adjusted EBITDA	$ 11,329	$ 8,329	$ 898	$ 2,092

Ballantyne STRONG